UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

PREMIER COMMUNITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-18868 (Commission File Number)	54-1560968 (I.R.S. Employer Identification No.)

4095 Valley Pike Winchester, Virginia (Address of principal executive offices)		22602 (Zip Code)

Registrant’s telephone number, including area code: (540) 869-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2006, Premier Community Bankshares, Inc. (the “Registrant”) filed a Registration Statement on Form S-4 (No. 333-132870) with the Securities and Exchange Commission in connection with the Registrant’s proposed acquisition of Albemarle First Bank (“Albemarle First”). The Registration Statement specifically incorporates by reference the periodic reports identified in Item 9.01 below that Albemarle First filed with the Board of Governors of the Federal Reserve System. For the sole purpose of making the Albemarle First filings also available on the EDGAR system, the Registrant is filing these documents as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Albemarle First Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

99.2	Albemarle First Bank’s Current Report on Form 8-K filed with the Board of Governors of the Federal Reserve System on January 13, 2006.

99.3	Albemarle First Bank’s Current Report on Form 8-K furnished to the Board of Governors of the Federal Reserve System on February 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC. (Registrant)

Date: April 17, 2006	By:	/S/ JOHN K. STEPHENS
John K. Stephens Chairman of the Board

Exhibit Index

Exhibit No.	Description
99.1	Albemarle First Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

99.2	Albemarle First Bank’s Current Report on Form 8-K filed with the Board of Governors of the Federal Reserve System on January 13, 2006.

99.3	Albemarle First Bank’s Current Report on Form 8-K furnished to the Board of Governors of the Federal Reserve System on February 24, 2006.